Exhibit 10

Consent of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company, and
Contract Owners
American Fidelity Separate Account C:

We consent to the use of our reports included herein and the reference to our firm under the heading "Custodian and Independent Registered Public Accounting Firm" in the Statement of Additional Information.  Our reports on American Fidelity Assurance Company refers to a change to the method of evaluating other-than-temporary impairments in 2009.

KPMG LLP

Oklahoma City, Oklahoma
April 26, 2011